As filed with the U.S. Securities and Exchange Commission on October 27, 2023
Registration No. 333-254211

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-4834
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 5 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 154 [X]
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
200 Berkeley Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

MICHAEL A. RAMIREZ
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
200 BERKELEY ST.
BOSTON, MA 02116
(Name and complete address of agent for service)

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of this amendment.
It is proposed that this filing will become effective (check appropriate box):
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on October 30, 2023, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ______ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.
If appropriate check the following box
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

The prospectus for the policy dated May  1, 2023, as supplemented, is incorporated herein by reference to Post-Effective Amendment No. 3, File No. 333-254211, filed with the Commission on April 21, 2023.

SAI

The Statement of Additional Information (“SAI”) for the policy dated May  1, 2023, as supplemented, is incorporated by reference to Post-Effective Amendment No. 3, File No. 333-254211, filed with the Commission on April 21, 2023.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Separate Account A

Supplement Dated October 30, 2023

Availability of Defined Benefit Chronic Illness Rider

This Supplement is to inform you that the Defined Benefit Chronic Illness Rider will be available for new policies issued on or after October 30, 2023, subject to availability. It is intended for distribution with prospectuses dated May 1, 2023, as supplemented, for variable universal life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (each a “Prospectus”). You should read this Supplement together with the Prospectus for your policy and retain both for future reference. This information is new disclosure to your Prospectus, and except as modified by the supplement, all other terms and disclosure of the Prospectus remain in effect and unchanged. The affected Prospectuses are for the following policies:

Accumulation Variable Universal Life 2021	Accumulation Variable Universal Life 2021
Core
Majestic Accumulation Variable Universal
Life 2021

The list in the OVERVIEW OF THE POLICY - Policy Features—Supplementary benefit riders” is amended to add:

•	Defined Benefit Chronic Illness Rider

The prospectus disclosure under More About Certain Optional Benefits is amended to add the following:

•

Defined Benefit Chronic Illness Rider. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment. The decision to add this rider must be made at issuance of the policy.

The maximum amount that may be accelerated under this rider will be selected at issue by the policyholder as a percentage of the policy’s death benefit at the time of initial claim, and may not exceed $5,000,000. Once the maximum amount that may be accelerated is selected, the Monthly Acceleration Percentage will also be selected at issue as either 1%, 2%, or 4% of the chosen maximum amount. Once the insured person qualifies for benefits and initiates accelerations, monthly payments will continue until the insured person is no longer certified as chronically ill, or until the maximum amount has been accelerated at which point the rider will terminate. Each acceleration under the rider reduces the remaining death benefit under the policy and causes a proportionate reduction in the policy value. Payments under this rider are restricted to the IRS per diem limit under IRC Section 7702B. If the monthly payment amount would be greater than one twelfth of the annualized IRS per diem limit in a given calendar year, then the accelerated benefit amount will be reduced accordingly.

Example: Assume that your policy has a death benefit of $100,000 and you have elected to accelerate 50% as the maximum amount and a monthly percentage of 2%. The rider’s monthly benefit amount is $100,000 x 50% x 2% =

$1,000. In such a case, if the monthly benefit has been paid for 24 months prior to the insured person’s date of death, the total cumulative rider benefit paid will be 24 months x $1,000 = $24,000, then the amount of any death benefit we pay will be reduced by $24,000 and the death benefit paid would be $76,000.If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross acceleration is $1,000, then the indebtedness will be reduced by $100 = $10,000 x ($1,000/$100,000) and the net payment would be the remaining $900.

At the time of first acceleration, the policyholder may elect to receive an annualized benefit payment once per year instead of monthly payments. The amount of such annualized benefit payment will be equal to 12 times the monthly benefit payment that would otherwise be payable, less an actuarially-determined amount to compensate us for our cost (in the form of discounted interest) of making all 12 payments at the beginning of the year. The annualized benefit payment will not exceed the annualized IRS per diem limit for the calendar year. If annualized benefits are elected, payments will continue on an annual basis until the insured person is no longer certified as chronically ill, or until the maximum amount has been accelerated at which point the rider will terminate.

We restrict your policy value’s exposure to market risk when benefits are being paid under this rider. At the time of first acceleration, we will automatically transfer all policy value you have in any variable investment account into our fixed account. Thereafter, so long as you receive payments under this benefit, no transfers of policy value or allocations of premium payments to a variable investment account will be allowed. Additionally, your participation in any of the automatic investment plans will also be suspended during this period.

The table and footnote under FEE TABLE - Periodic Charges Other Than Annual Portfolio Expenses is amended to add the following:

Charge	When Charge is Deducted	Amount Deducted
Defined Benefit Chronic Illness	Monthly
Rider*
Minimum Charge		$0.01 per $1,000 of NAR
Maximum Charge		$31.69 per $1,000 of NAR
Charge for representative		$0.05 per $1,000 of NAR
insured person

*

The charge for this rider is determined by multiplying NAR by the applicable rate. The rates vary by the chronic illness insurance risk characteristics of the insured person, the Monthly Acceleration Percentage selected, and the policy duration. The “Monthly Acceleration Percentage” is a percentage of the maximum amount you can accelerate each month. The minimum rate shown is the rate in the first policy year for a 20 year old male super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The maximum rate shown is the rate in policy year 31 for a policy issued to cover a 80-year old female substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The representative insured person rate shown is for a 55-year old male preferred non-smoker underwriting risk with a policy in the first policy year with a 4% Monthly Acceleration Percentage. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

The table under OTHER BENEFITS AVAILABLE UNDER THE POLICY – Optional Benefits is amended to add the following:

Name of benefit	Purpose	Brief description of restrictions/limitations
Defined Benefit Chronic Illness Rider	Provides for periodic advance payments to you of a portion of the death benefit if the insured	Each acceleration under the rider reduces the remaining death benefit under your policy and causes a proportionate reduction in your policy

person becomes chronically ill as defined in the policy.	value. We restrict your policy value’s exposure to market risk when benefits are paid under this rider by transferring all policy value to the fixed account. In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to a variable investment account while rider benefits are paid. If this rider is exercised, death benefit option 1 must be in effect or, if not already in effect, the death benefit option must be changed to option 1. Advance payments are restricted by the IRS per diem limit under IRC Section 7702B.

The TAXES - Tax Consequences of Electing Certain Supplementary Benefit Riders section is amended to add:

Defined Benefit Chronic Illness Rider. If you have elected the Defined Benefit Chronic Illness Rider, we will treat the monthly charges for the rider as distributions from your life insurance policy for federal income tax purposes. Therefore, such charges may be includible in your taxable income if your policy is a modified endowment contract or if your investment in the contract has been reduced to zero. In addition, the rider’s benefits generally will be excludible from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101(g) of the Code. This rider is intended to meet these standards. However, there are circumstances when the rider benefit payment may be included in gross income. For example, this can happen if more than one payee received payments with respect to the same insured. You should seek additional information from your tax advisor before making a claim under this rider.

The table titled “Material State Variations” is amended to add the following:

Riders	States with Variation	Description of Variations
Defined Benefit Chronic Illness Rider	CA	Not available

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 08/2023

333-254210  333-254211  333-265436

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Separate Account A

Supplement Dated October 30, 2023

Availability of New Indexed Account

This Supplement is to inform you that a new indexed account—the Barclays Global MA Classic Indexed Account—will be available for new and current policies for new premium allocations and transfers on or about December 29, 2023, subject to availability. This Supplement is intended for distribution with prospectuses dated May 1, 2023, as supplemented, for variable universal life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (each a “Prospectus”). You should read this Supplement together with the Prospectus for your policy and retain both for future reference. This information is new disclosure to your Prospectus, and except as modified by the supplement, all other terms and disclosure of the Prospectus remain in effect and unchanged. The affected Prospectuses are for the following policies:

Accumulation Survivorship Variable
Accumulation Variable Universal Life 2021	Universal Life 2020
Majestic Survivorship Variable Universal
Majestic Accumulation Variable Universal	Life 2020
Life 2021

The following disclosure applies to the Barclays Global MA Classic Indexed Account.

In the OVERVIEW OF THE POLICY – Premiums section, the following is added to the end of the fifth paragraph:

Amounts in a segment of the Barclays Global MA Classic Indexed Account are credited with a rate of interest based on, among other things, the return of the Barclays Global MA Index.

In the GENERAL DESCRIPTION OF THE POLICY –General Account section, the following subsections are amended accordingly:

The indexed accounts

You can elect to allocate net premium or transfer policy value to the following indexed accounts: Base Capped Indexed Account, Base High Par Capped Indexed Account, Base Capped Two Year Indexed Account, High Capped Indexed Account, and the Barclays Global MA Classic Indexed Account (the “indexed accounts” and each an “indexed account”). Amounts that you allocate to the indexed accounts are initially held in a portion of an indexed account you elected (the “holding segment”) until the amounts are designated to the segment of the indexed account on the segment initiation date, which is generally the 15th of each month. Amounts allocated to a holding segment receive interest in the same manner and at the same rate as amounts in the fixed account (see “The fixed account”). A segment is 12-months in duration for the Base Capped, Base High Par Capped, and High Capped, and Barclays Global MA Classic indexed accounts and twenty-four months in duration for the Base Capped Two Year Indexed Account (the “segment term”) and is eligible to receive interest (“indexed segment interest credit”) on the last day of the segment term, which is known as the “segment maturity date.”

You may start a new segment at any time your policy is in force by making a new allocation to an indexed account prior to the “lock in date.” The lock in date is the 3rd business day prior to the segment initiation date. Any amounts received after the lock in date will be included in a holding segment for a new segment on the next following segment initiation date. You can have up to 12 segments of the same indexed account at any given time while your policy is in force, except for the Base Capped Two Year Indexed Account in which you can have up to 24 segments. You may cancel your allocation to an indexed account by submitting a written request to us no later than the end of the business day on the lock in date. A cancellation will result in a reallocation of amounts from the holding segment to the fixed account.

The following new subsection is added after The indexed account subsection:

The Barclays Global MA Index

The Barclays Global MA Index (the “Index”) is sponsored by Barclays Bank PLC (“Barclays”) but Barclays is not an issuer or producer of John Hancock USA policies and Barclays has no responsibilities, obligations, or duties to purchasers of the policies. Barclays’ only relationship with John Hancock USA in respect to the Index is the licensing of the Index, which is administered, compiled, and published by Barclays in its role as the index sponsor without regard to John Hancock USA, its policies, or purchasers of the policies.

The Barclays Global MA Index is a proprietary, rules-based index that has twelve components that provide diversification across asset classes and geographic regions in recognition that the components react differently to the same market or economic environment. The components and the maximum and minimum weights to each component are the following Barclays or its affiliates’ indexes or commodities futures:

Barclays or its affiliates’ indices or commodities futures
Component of the Barclays Global MA Index	Min/Max
Barclays US Tracker ER Index (BXIIUSER)	7.5% / 25%
Barclays US Tech Tracker ER Index (BXIITTER)	5% / 20%
Barclays Europe Tracker USD ER Index (BXIIETUE)	5% / 20%
Barclays GERMANY Tracker USD ER Index (BXIIDEUE)	2.5% / 15%
Barclays Japan Tracker USD Index (BXIIJTUE)	2.5% / 15%
Barclays MSCI Emerging Market Tracker ER Index (BXIIMEER)	2.5% / 10%
Gold Futures (BCC2GC0P)	0% / 20%
Barclays US 5yr Treasury Futures Index (BXIIUS05)	0% / 50%
Barclays US 10yr Note Futures Index (BXIIUS10)	0% / 50%
Barclays Euro-Bobl Alt Roll Futures in USD (BXIIE05D)	0% / 50%
Barclays Euro-Bund Alt Roll Futures Index in USD (BXIIE10D)	0% / 50%
Barclays JGB Alt Roll 10yr Futures ER Index in USD (BXIIJTED)	0% / 50%

The Index’s rules create a component portfolio that allocates among the components based on the Modern Portfolio Theory, on performance momentum, and the volatility of each component, subject to the maximum and minimum weights for each component and a portfolio target volatility of 7%. Allocations based on Modern Portfolio Theory seek to find the allocation among the components that provide the maximum return at a given risk level. Allocations based on performance momentum seek to increase allocations to components with stronger recent performance, and reduce allocation to components with weaker recent performance. Based on these allocation rules, the sum of each component allocation may be as high as 150%. The component portfolio may change daily.

The higher the allocation to fixed income components or the lower exposure to the component portfolio, the lower the potential increase in the Index value. In addition, if at a time the Index has a higher allocation to fixed income components or a lower exposure to the component portfolio, equities experience a rapid upswing, the Index will not increase in value in the same manner as the increase in equities. Moreover, in a rapidly rising interest rate environment, the higher the allocation to fixed income components, the lower the potential increase in the Index value.

Once the component portfolio is constructed, the Index will adjust the exposure to the component portfolio to maintain “volatility control.” If the recent volatility of the component portfolio is greater than 7%, the component portfolio exposure will be less than 100%, and may be as low as 25%. In cases where the component portfolio exposure is less than 100%, the portion that is not allocated to the component portfolio will not earn any return or carry any investment risk. If it is less than 7%, the component portfolio exposure can be greater than 100%, and may be as high as 150% In this case, the component portfolio exposure reflects a position in the underlying components increased beyond 100% through the use of leverage. The impact of the maximum sum of the components allocation of 150% together with the maximum volatility control exposure may result in a maximum total component portfolio exposure of 225%. The exposure may change daily. Therefore, a change in the Barclays Global MA Index may not be as high in an up-market, or as low in a down-market, had the volatility control been absent.

The Index’s rationale may not be successful and the ability to construct the component portfolio may not be possible or subject to being recreated on another computer.

There are charges applied to the Index that are intended to mimic costs associated with maintaining an Index-aligned replicating portfolio: management costs ranging from 0.20% to 0.30% per annum and rebalancing costs ranging from 0.02% to 0.05%, which is deducted on the relevant trading day. Both charges vary depending on the component. While these charges are not allocated to the policy owners, the charges reduce the daily Index value and are embedded in the Index performance.

The following deletes and replaces the corresponding disclosure in the Prospectus:

Index Segment interest credit

For any indexed account you elect, we calculate and apply an index segment interest credit to the segment proceeds on the segment maturity date using a formula described below:

•

Each indexed account tracks and measures the performance of the S&P 500 or the Barclays Global MA Index (each an “index”) based on two single points in time, the segment initiation date and the segment maturity date (the “index change”). The value of the index at any point between these dates does not impact the calculation of the index segment interest credit. This means if the value of the index on the segment initiation date and the segment maturity date is the same (i.e., 2500) but the value of the index is higher on all the other days of the segment (i.e., 3000), the index change used to calculate the index segment interest credit for that segment will only be based on the segment initiation date and the segment maturity date. The index change will not take into account the days where the value of the index was 3000, which means that it is possible that the index change used to calculate the index segment interest credit may be limited to the segment floor rate of 0.25%. (While the indexed accounts refer to the S&P 500 or the Barclays Global MA Index, neither the policy nor the indexed accounts directly participate in any stock or equity investments.) At the end of the segment term, we apply an index segment interest credit based on the index change and the application of the indexed account parameters identified below. The rate we use to calculate the index segment interest credit will never be less than the guaranteed segment floor rate of 0.25%, which is described below.

•

The indexed account parameters of each indexed account that tracks to S&P 500 will include a guaranteed segment floor rate, a segment cap rate, and a participation rate. The Barclays Global MA Classic Indexed Account will include a guaranteed segment floor rate and a participation rate. The current participation rate and current segment cap rate for new segments will be declared at the time a segment is created and guaranteed for the segment term, but they will never be less than the guaranteed minimum participation rate and guaranteed minimum segment cap rate that are in the Policy Specifications for each indexed account. To understand current segment cap rates and current participation rates available to you at the time of issue, you should request an illustration of the indexed accounts at the time of sale or contact a John Hancock USA representative. We will notify you in writing if we change current segment cap rates or current participation rates applicable to subsequent segments.

The guaranteed segment floor rate is the minimum rate used in calculating the index segment interest credit that will be declared for a segment term. The guaranteed segment floor rate is 0.25% for each indexed account.

The participation rate is a percentage of a positive index change, that we use to calculate the index segment interest credit for a segment. The guaranteed minimum participation rate is 100% for the Base Capped Indexed Account, the Base Capped Two Year Indexed Account, and the High Capped Indexed Account, and it is 140% for the Base High Par Capped Indexed Account. The guaranteed minimum participation rate for the Barclays Global MA Classic Indexed Account is 20%.

A segment cap rate limits the rate that is used in calculating the index segment interest credit. If the positive index change multiplied by the participation rate results in a rate that is higher than the segment cap rate, we will use the segment cap rate to determine the index segment interest credit. If the positive index change multiplied by the participation rate is less than the segment cap rate but greater than the segment floor rate, we would use the index change multiplied by the participation rate to determine the index segment interest credit. The segment minimum cap rate is 3.00% for the Base Capped Indexed Account and the Base Capped Two Year Indexed Account, 2.50% for the Base High Par Capped Indexed Account, and 3.75% for the High Capped Indexed Account. The Barclays Global MA Classic Indexed Account does not have a contractual segment cap rate. However, based on the volatility control mechanism built into the index rules described above, the change in the Barclays Global MA Classic Indexed Account in up market conditions will not be as high as it would be had there not been the volatility control.

The following examples pertaining to the Barclays Global MA Classic Indexed Account are included after the last set of indexed account hypotheticals in the Index segment interest credit subsection of the Prospectus:

Below are hypothetical examples that demonstrate how the indexed account parameters for the Barclays Global MA Classic Indexed Account can limit or enhance the index change.

1.	Hypothetical example where the index change is less than the guaranteed segment floor rate.

Assume amounts have been allocated to a segment of the Barclays Global MA Classic Indexed Account, the participation rate is 105%, and the guaranteed segment floor rate is 0.25%:

(a)

First we determine the index change. We subtract the value of the Barclays Global MA Index on the segment maturity date from the value of the Barclays Global MA Index on the segment initiation date and then divide that value by the value of the Barclays Global MA Index on the segment initiation date ([1,045—1,100] / 1,100 = -5%). The index change in this hypothetical example is -5%.

(b)	Next, we multiply the index change determined in (a) by the participation rate (-5% x 105% = -5.25%). The resulting rate is -5.25%.

(c)

Then, we determine if the resulting rate in (b) (i.e., -5.25%) needs to be adjusted by the guaranteed segment floor rate. The rate used to calculate the index segment interest credit cannot be less than the guaranteed segment floor rate. In this case, since the resulting rate in (b) (-5.25%) is less than the guaranteed segment floor rate (i.e., 0.25%), we will use the segment floor rate to calculate the index segment interest credit.

This example demonstrates that the rate used to calculate the index segment interest credit will not be less than the guaranteed segment floor rate of 0.25%. Using a rate that is equal to the guaranteed segment floor rate to calculate interest over a period of time may not be sufficient to pay the policy’s monthly deductions and you may need to pay additional premium to keep your policy in force.

2.	Hypothetical example where the index change is more than the guaranteed segment floor rate.

Assume amounts have been allocated to a segment of the Barclays Global MA Classic Indexed Account, the participation rate is 105%, and the guaranteed segment floor rate is 0.25%:

(a)

First we determine the index change. We subtract the value of the Barclays Global MA Index on the segment maturity date from the value of the Barclays Global MA Index on the segment initiation date and then divide that value by the value of the Barclays Global MA Index on the segment initiation date ([1,188—1,100] / 1,100 = 8%). The index change in this hypothetical example is 8%.

(b)	Next, we multiply the index change determined in (a) by the participation rate (8% x 105% = 8.4%). The resulting rate is 8.4%.

(c)

Then, we determine if the resulting rate in (b) (i.e., 8.4%) needs to be adjusted by the guaranteed segment floor rate. The rate used to calculate the index segment interest credit cannot be less than the guaranteed segment floor rate. In this case, since the resulting rate in (b) (8.4%) is greater than the guaranteed segment floor rate (i.e., 0.25%), we will use the entire 8.4% to calculate the index segment interest credit.

This example demonstrates that when the index return is greater than the guaranteed segment floor rate of 0.25%, the entire index return will be used in calculating the index segment interest credit because this volatility controlled indexed account does not have a contractual segment cap rate. However, the participation rate on this account may be greater than or lower than 100%, subject to the minimum participation rate of 20%; in this example, it is greater than 100% which allows the rate used in calculating the index segment interest credit to be greater than the index change, but if it were lower than 100% it would limit the effect of the index change on the index segment interest credit.

The Availability of the indexed accounts subsection is updated as follows:

We may add additional indexed accounts, cease to offer any indexed account or close the indexed accounts to new allocations and transfers. We also reserve the right to substitute the S&P 500 or the Barclays Global MA Index for another external index; any substitution will apply to new segments only. If we substitute the S&P 500 or the Barclays Global MA Index for another external index, the indexed accounts will continue to offer the guaranteed indexed account parameters shown in the Policy Specifications. Any open segments in the indexed accounts will remain until they mature after which the segment proceeds will automatically be transferred to the fixed account, unless you request in writing that the segment proceeds be transferred to an available indexed account. In the event that we decide to substitute the S&P 500 or the Barclays Global MA Index or we cease to offer an indexed account, we will notify you and any assignee of record in advance of the change at your last known addresses.

The following is added to the PRINCIPAL RISKS OF INVESTING IN THE POLICY – Risks Associated with the Indexed Accounts section:

The index segment interest credit will vary based upon the performance of the Barclays Global MA Index (excluding dividends) subject to the application of the participation rate and the guaranteed segment floor rate (“indexed account parameters”). You bear the risk that performance of the index may result in index segment interest credits that are low enough to require you to increase your premium payments in order to keep your policy in force.

It is within our discretion to set the participation rate for any new segment term, subject to minimum guaranteed rates. If we reduce the participation rate for future segment terms, the amount of index segment interest credit which you may have otherwise received would be reduced and you may need to increase your premium payments in order to keep your policy in force.

PART C
OTHER INFORMATION
Item 30. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account A is incorporated by reference to post-effective amendment number 1, file number 333-157212, filed with the Commission on April 28, 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms, incorporated by reference to Post-Effective Amendment No. 3, File No. 333-254211, filed with the Commission on April 21, 2023.
(d)(1) Form of Specimen Flexible Premium Variable Life Insurance policy, incorporated by reference to pre-effective amendment number 1, file number 333-254211, filed with the Commission on July 21, 2021.
(2) Specimen Disability Payment of Specified Premium Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254211, filed with the Commission on July 21, 2021.
(3) Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254211, filed with the Commission on July 21, 2021.
(4) Specimen Cash Value Enhancement Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254211, filed with the Commission on July 21, 2021.
(5) Specimen Overloan Protection Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254211, filed with the Commission on July 21, 2021.
(6) Specimen Accelerated Benefit Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254211, filed with the Commission on July 21, 2021.
(7) Specimen Return of Premium Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254211, filed with the Commission on July 21, 2021.
(8) Specimen Healthy Engagement Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254211, filed with the Commission on July 21, 2021.
(9) Specimen Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254211, filed with the Commission on July 21, 2021.
(10) Specimen Healthy Engagement Core Rider, incorporated by reference to pre-effective amendment number 1, file number 333-254211, filed with the Commission on July 21, 2021.
(11) Specimen Defined Benefit Chronic Illness Rider, incorporated by reference to Form N-6, file number 333-266659, filed with the Commission on December 13, 2022.
(12) Form of Policy Specifications for Barclays Global MA Classic Indexed Account, incorporated by reference to Post-Effective Amendment No. 4, File No. 333-254211, filed with the Commission on August 31, 2023.
(e) Specimen policy application, incorporated by reference to pre-effective amendment number 1, file number 333-254211, filed with the Commission on July 21, 2021.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
(g) (1) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and M Life Insurance Company dba M Financial Re, incorporated by reference to pre-effective amendment number 1, file number 333-153252, filed with the Commission on December 8, 2008.
(h) (1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(6) Participation Agreement between Northern Lights Variable Trust and John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to post-effective amendment number 1, file number 333-248502, filed with the Commission on April 23, 2021.
(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission April 28, 2014.
(j) Not applicable.
(k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to pre-effective amendment number 1, file number 333-254211, filed with the Commission on July 21, 2021.

(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.
(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to pre-effective amendment no. 1, file number 333-100597, filed December 17, 2002.
(r) Not Applicable.
Powers of Attorney
(i) Powers of Attorney for Emanuel Alves, Paul M. Connolly, Nora Newton Crouch, Thomas Edward Hampton, J. Stephanie Nam, Ken Ross, Rex Schlaybaugh, Jr., Colin Simpson, Brooks Tingle, Simonetta Vendittelli, Shamus Weiland, and Henry H. Wong, incorporated by reference to Post-Effective Amendment No. 3, File No. 333-254211, filed with the Commission on April 21, 2023.
(ii) Power of Attorney for Simonetta Vendittelli, incorporated by reference to Post-Effective Amendment No. 4, File No. 333-254211, filed with the Commission on August 31, 2023.
Item 31. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.):
Name and Principal Business Address	Position with Depositor
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Chair, Director, President & Chief Executive Officer
Nora Newton Crouch 804 Pepper Avenue Richmond, VA 23226	Director
Thomas Edward Hampton 5207 2nd Street NW Washington, DC 20011	Director
J. Stephanie Nam 129 State Street Portsmouth, NH 03801	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director, Vice President
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director, Vice President
Executive Vice Presidents
Andrew G. Arnott**	Global Head of Retail, GWAM
Christopher Paul Conkey**	Global Head of Public Markets
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Senior Vice Presidents
John Addeo**	Global Fixed Income Chief Investment Officer

Name and Principal Business Address	Position with Depositor
John C.S. Anderson**	Global Head of Corporate Finance
Kevin J. Cloherty**	Global Compliance Chief
Mike Dallas**	Global Head of Employee Experience
Aimee DeCamillo*	Global Head of Retirement
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Kristie Feinberg*	GWAM Chief Financial Officer
Steven E. Medina**	Global Equity Chief Investment Officer
Joelle Metzman**	GWAM Chief Risk Officer
Sinead O’Connor*	Head of Actuarial Policy
Gerald Peterson**	Global Head of Operations, GWAM
Susan Roberts*	Head of Strategy, Transformation & Continuous Delivery
Keri Rogers**	Head of Operational Risk Management
Ian Roke**	Head of Asset Liability Management
Anthony Teta*	US Head of Inforce Management
Nathan Thooft**	Global MAST Chief Investment Officer
Vice Presidents
Lynda Abend*
Mark Akerson*
Jay Aronowitz**
Kevin Askew**
William Auger*
Jack Barry*
P.J. Beltramini*
Zahir Bhanji***
Jon Bourgault**
Paul Boyne**
Ian B. Brodie**
Ted Bruntrager*	CCO & Chief Risk Officer
Grant Buchanan***
Ginger Burns**
Jennifer Toone Campanella**
Brendan Campbell*
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Alex Catterick****
Ken K. Cha*
Diana Chan***	Head of Treasury Operations
Christopher M. Chapman**
Sheila Chernicki*
Teresa H. Chuang**
Eileen Cloherty*
Catherine Z. Collins*
Thomas D. Crohan**
Susan Curry**
Kenneth Dai***	Treasury
Kenneth D’Amato*
Michelle M. Dauphinais*
Frederick D. Deminico**
Jeffrey Duckworth**
Marc Feliciano**
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Laura Foster***
Scott Francolini*
Matthew Gabriel*
Paul Gallagher**

Name and Principal Business Address	Position with Depositor
Melissa Gamble**
Scott B. Garfield**
Marco Giacomelli***
Jeffrey N. Given**
Thomas C. Goggins**
Dara Gough*
Howard C. Greene**
Len van Greuning*	US Chief Information Officer
Erik Gustafson**
Neal Halder*
Anne Hammer*
Jeffrey Hammer***
Lindsay L. Hanson*
Richard Harris***	Appointed Actuary
John Hatch*	Chief Operations Officer – US Segment
Justin Helferich***
Michael Hession*
Philip Huvos*
Sesh Iyengar**
Christopher Johnson**
Tasneem Kanji**
Rishi Kapur***	Treasury
Geoffrey Grant Kelley**
Recep C. Kendircioglu**
Neal P. Kerins*
Heidi Knapp**
Hung Ko***
Robert Krempus***
Diane R. Landers**
Michael Landolfi**
Christopher Link**
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
John B. Maynard**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Katie L. McKay**
Eric S. Menzer**
Stella Mink**
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Richard Myrus**
Jeffrey H. Nataupsky**
Scott Navin**
Jeffrey Packard**
Pragya Pandit*
Gary M. Pelletier**
David Pemstein**
Antonia Perry**
Charlie Philbrook*
Jason M. Pratt**
Ed Rapp**
Todd Renneker**
Chet Ritchie*

Name and Principal Business Address	Position with Depositor
Charles A. Rizzo**
Emily Roland**
Josephine M. Rollka*
Caryn Rothman**
Devon Russell*
Thomas Samoluk**	US General Counsel and US Government Relations
Paul Sanabria**
Emory W. Sanders*
Jeffrey R. Santerre**
Marcia Schow**
Dolores (Dee Dee) Schreitmueller**
Christopher L. Sechler**
Thomas Shea**
Lisa Shepard*
Alex Silva*	CFO - US Insurance
Susan Simi**
Darren Smith**
Jayanthi Srinivasan***
Katherine Sullivan**
Trevor Swanberg**
Robert E. Sykes, Jr.**
Wilfred Talbot*
Gary Tankersley*	Head of US Retirement Distribution
Michelle Taylor-Jones*
Brian E. Torrisi**
Simonetta Vendittelli*	Chief Financial Officer and Controller
Gina Goldych Walters**
Adam Weigold**
Jonathan T. White**
Jay Wightman**
Bryan Wilhelm*
Karin Wilsey**
Adam Wise**
R. Blake Witherington**
Jeffrey Wolfe**
Thomas Zakian**
Michael Zargaj*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2022

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Inc. (Canada)
Manulife Investment Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
95%
PT Asuransi Jiwa Manulife Indonesia (*) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Myanmar Life Insurance Company Limited (Myanmar)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Investment Management (M) Berhad (Malaysia)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Investment Management (Japan) Limited (Japan)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife TEDA Fund Management Co., Ltd. (China)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Manulife Investment Management Timberland and Agriculture Inc (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC (**) (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(*) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by Manulife Financial Asia Limited
(**) The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation

The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 33. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
Rick Carlson**	Vice President, US Taxation
Jeffrey H. Long**	Vice President, Chief Financial Officer and Financial Operations Principal
Gary Tankersley*	Director, President and Chief Executive Officer
Alex Silva*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Corporate Secretary
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 35. Location of Accounts and Records
The information required by this item is included in the most recent Form N-CEN filed with the SEC by the Separate Account.
Item 36. Management Services
All management services contracts are discussed in Part A or Part B.
Item 37. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 27th day of October, 2023.
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: *____________________
Brooks Tingle
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: *____________________
Brooks Tingle
Principal Executive Officer

/s/Michael A. Ramirez Michael A. Ramirez, as Attorney-In-Fact

*Pursuant to Power of Attorney

Signatures
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of the 27th day of October, 2023.
Signatures	Title
* Simonetta Vendittelli	Vice President, Controller, and Chief Financial Officer
* Brooks Tingle	Chair, Director, President and Chief Executive Officer
* Nora N. Crouch	Director
* Thomas Edward Hampton	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Shamus Weiland	Director
* Henry H. Wong	Director
/s/Michael A. Ramirez Michael A. Ramirez, as Attorney-In-Fact

*Pursuant to Power of Attorney